fcx.com FCX Conference Call 1st Quarter 2023 Results April 21, 2023

Cautionary Statement This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; global market conditions; ore grades and milling rates; production and sales volumes; unit net cash costs and operating costs; capital expenditures; operating plans; cash flows; liquidity; PT-FI’s financing, construction and completion of additional domestic smelting capacity in Indonesia in accordance with the terms of its special mining license (IUPK); extension of PT-FI’s IUPK beyond 2041 and export permit beyond June 10, 2023; FCX’s commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; execution of FCX’s energy and climate strategies and the underlying assumptions and estimated impacts on FCX’s business related thereto; achievement of 2030 climate targets and 2050 net zero aspiration; improvements in operating procedures and technology innovations; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; export quotas; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “p lans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases is at the discretion of the Board of Directors (Board) and management, respectively, and is subject to a number of factors, including maintaining FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in FCX’s cash requirements, financial position, financing or investment plans; changes in general market, economic, regulatory or industry conditions; reductions in liquidity and access to capital; changes in tax laws and regulations, including the impact of the Inflation Reduction Act; any major public health crisis; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; PT-FI’s ability to export and sell copper concentrate and anode slimes; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; the Indonesia government’s approval of a deferred schedule for completion of additional domestic smelting capacity in Indonesia; discussions relating to the extension of PT-FI’s IUPK beyond 2041; cybersecurity incidents; labor relations, including labor-related work stoppages and costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies, and litigation results; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission (SEC). Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovation, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves. This presentation also contains financial measures such as unit net cash costs per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles (GAAP). As required by SEC Regulation G, FCX’s calculation and reconciliation of unit net cash costs per pound of copper and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 1Q23 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to adjusted EBITDA is included on slide 30. For forward-looking non-GAAP measures FCX is unable to provide a reconciliation to the most comparable GAAP financial measure because the information needed to reconcile these measures is dependent upon future events, many of which are outside of management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with FCX’s accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 2 Regarding Forward-Looking Statements

3 2022 Reports 2022 Sustainability Report Highlights • Premier global leader in copper industry • Large-scale, long-lived reserves • Attractive portfolio of organic growth opportunities • Strongly positioned with favorable market outlook • Focused on delivering long-term value to all stakeholders • Accelerate the Future, Responsibly • Leading responsible copper producer • 22nd year of reporting on sustainability progress • Achieved Copper Mark at all 12 copper producing sites globally 2022 Annual Report Highlights

Unit Net Cash Costs (Credits) $1.76/lb $(0.08)/lb Consolidated Indonesia In line with January Guidance 4 1Q 2023 Highlights Operating Cash Flow $1.1 bn Net of $0.5 bn in working capital uses Net Debt $1.3 bn (3) Excluding net debt for smelter projects (2) A reconciliation of amounts reported in FCX’s consolidated financial statements to Adjusted EBITDA is included on slide 30. (3) Net debt equals consolidated debt less consolidated cash. Excludes $1.5 bn in net debt associated with the Indonesia smelter projects. See Cautionary Statement. Copper Production Sales Price Realization 965 832 (1) $4.11 mm lbs mm lbs per lb Gold 405 270 (1) $1,949 k ozs k ozs per oz Molybdenum 21 19 $30 mm lbs mm lbs per lb (1) Impacted by Grasberg weather event and transition to new tolling agreement. Increasing sales volumes expected in balance of the year Adjusted EBITDA $2.2 bn (2)

1Q23 Execution Under Challenging Circumstances 5 Grasberg Weather Event in February • Major rain event triggered landslides in mill area at Grasberg • Safe execution of cleanup; restored full operations in March • No significant property damage 106 84 139 January February March U.S. Labor Shortages, Extreme Weather Events & Equipment Availability Issues 81 77 87 January February March • Disruptions to supply chains and transportation routes • Maintained operations with focus on safety and security • Situation improved in March Peruvian Civil Unrest 118 98 116 January February March • Centralized effort to support maintenance and reliability • Enhanced skill training • Technology & automation initiatives • Leach initiatives helped offset shortfalls mm lbs PT-FI Copper Production Cerro Verde Copper Production U.S. Copper Production 65% 13% 18%

6 Copper – The Metal of Electrification 2022 2035 Copper Demand Forecast (1) (mm tonnes) ~25 ~50 • Intensity of copper use in electrification is rising • Low carbon technologies driving massive growth in metals demand • Renewables growth from 10% to 60% of power under 2050 net zero (2) Strongly Positioned to Support Growing Demand • Established franchises in Americas and Indonesia • Track record for sustainable resource development • Experienced team South America 28% North America 44% Indonesia 28% South America 26% North America 53% Indonesia 21% Copper Resources (3) 235 bn lbs (1) Source: S&P Global copper study published in July 2022 (2) Source: International Monetary Fund (3) As of 12/31/22. Copper reserves (recoverable metal) based on long-term average prices of $3.00/lb for copper; copper resources (contained metal) based on long-term average copper price of $3.50/lb. Mineral resources are not included in mineral reserves and will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineral resources will become proven and probable mineral reserves. See Cautionary Statement. Looming supply gap expected Prices will need to rise to incentivize new supplies Copper Reserves (3) 111 bn lbs

Molybdenum Market Commentary • FCX 1Q23 production 21mm lbs: 63% by-product / 37% primary • S&P Platts Metals Week Daily molybdenum dealer oxide price o Averaged $32.78/lb in 1Q23 vs. $19.08/lb in 1Q22 o Price on April 20, 2023: $21.50/lb • Positive long-term market fundamentals • Consumption expected to increase in key industries, including automotive, aerospace, energy and renewables • Supplies are limited World’s Largest Molybdenum Producer $0 $10 $20 $30 $40 $50 Jan-20 Jan-21 Jan-22 Jan-23 $ /l b M o Molybdenum Price ($/lb Mo) Source: S&P Platts Metals Week Daily Dealer Oxide Annual Sensitivities(1) (US$ in mms) Operating Cash FlowEBITDA $ 400 $375 (1) Based on 2024e/2025e annual average. e = estimate. See Cautionary Statement. 0 20 40 60 80 100(mm lbs) Source: Wood Mackenzie April 2023 +/-$5.00/lb 7

8 Operational Initiatives Heat – Proven Enhancer • Covers installed on over 30% (42mm ft2) of leach areas • Mechanization improving installation execution Leach “Everywhere” • Targeted drilling to improve flow • Injecting solution to lower stockpile sections • Sensors measuring conditions • Extended side slope leaching Analytics • Providing valuable insights • Optimizing acid concentration • Testing response to application rates Further Innovation to Build Scale 30% 50% 20% Turning Up the Heat • Evaluating heated injections using renewable sources • Cover expansion Additives • Pursuing internal & third-party technology • Transition from lab to large-scale testing • AI-driven evaluation accelerating development Air Injection/Oxidation • Sulfide leaching dependent on oxygen • Evaluating new uses of existing technology South America 16% Other North America 34% Morenci 50% Copper in Leach Stockpiles Unrecoverable by Traditional Leach Methods 38 bn lbs Contained* * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources. Significant Potential Leach Initiatives Gaining Traction See Cautionary Statement. ~200 mm lbs per annum run rate targeted by YE 2023 R&D stage – Potential to build scale to ~800 mm lbs per annum

Safford / Lone Star Sulfides ~50 bn lbs Mineral Potential (1) Other U.S. Brownfield Opportunities ~100 bn lbs Mineral Potential (1) Grasberg Extension of Operating Rights Beyond 2041 opens significant development potential Organic Development Pipeline Near-Term Long-Term PotentialMedium-Term Potential Step Change in Leaching Technology ~600 mm lbs* Bagdad 2X Expansion ~200 mm lbs* El Abra Expansion ~650 mm lbs* Kucing Liar ~550 mm lbs & 560 k ozs* Leach Initiatives ~200 mm lbs* North America Staffing & Asset Efficiency ~200 mm lbs* * Annual production estimates (1) Estimated mineral potential includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves. See Cautionary Statement. 9

Annual Sales Profile NOTE: Consolidated copper sales include 1.3 bn lbs in 2023e, 1.4 bn lbs in 2024e and 1.36 bn lbs in 2025e for noncontrolling interests; excludes purchased copper. 0.0 1.0 2.0 3.0 4.0 5.0 2023e* 2024e* 2025e 4.1 4.2 4.2 0 1 2 2023e* 2024e* 2025e 1.8 1.8 1.6 0 25 50 75 100 2023e 2024e 2025e 79 85 90 * Estimates assume deferrals of ~110 mm lbs of copper and ~140k ozs of gold in 2023 related to production deferred in inventory until final sale associated with PT-FI’s tolling arrangement with PT Smelting (effective January 2023) and ~100 mm lbs of copper and ~110k ozs of gold in 2024 related to PT-FI’s Manyar smelter (expected to commence in 2024). e = estimate. See Cautionary Statement. NOTE: Consolidated gold sales include 836k ozs in 2023e, 922k ozs in 2024e and 820k ozs in 2025e for noncontrolling interests. (billion lbs) Copper Sales (million lbs) Moly Sales Gold Sales (million ozs) April 2023 Estimate 10

Reconciliation of 2023e Unit Net Cash Cost Guidance e = estimate. See Cautionary Statement. 11 2023e Site Production Costs Breakdown Materials and Supplies 34% Labor 28% Energy 21% Other 12%(5) Acid 5% January 2023e Guidance (1) Impacts April 2023e Guidance (2) Site Production & Delivery $2.29 +7¢ (3) $2.36 By-product Credits (1.04) -10¢ (1.14) Treatment Charges 0.22 0.23 Royalties & Export Duties(4) 0.13 -3¢ 0.10 Unit Net Cash Costs $1.60 $1.55 ($ and ¢ per pound of copper) (1) January 2023e guidance based on $4.00/lb of copper, $1,900/oz of gold and $20/lb of molybdenum for 2023e. (2) April 2023e guidance based on $4.00/lb of copper, $2,000/oz of gold and $18/lb of molybdenum for 2Q23e – 4Q23e. (3) Primarily reflects lower copper volumes. (4) In March 2023, PT-FI was relieved of export duties based on smelter construction progress. (5) Support costs, taxes/fees, social costs & other.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement. (1) U.S. Dollar Exchange Rates: 800 Chilean peso, 15,500 Indonesian rupiah, $0.66 Australian dollar, $1.06 Euro, 3.75 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’24e/’25e $0 $3 $6 $9 $12 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’24e/’25e ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’24e/’25e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $335 Molybdenum +/-$1.00/lb $ 75 Gold +/-$50/oz $ 55 Currencies (1) +/-10% $165 Diesel +/-10% $ 75 Copper +/-$0.10/lb $425 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 80 Currencies(1) +/-10% $230 Diesel +/-10% $100 Assuming $2,000/oz gold, $18/lb molybdenum 12

2022 2023e 2024e Consolidated Capital Expenditures Major Projects (1) See slide 29; Indonesia smelter projects are being funded with net proceeds from PT-FI’s April 2022 senior notes offering and availability under its revolving credit facility. (2) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.1 bn in 2023e and $0.5 bn in 2024e). For details of discretionary spending see slide 28. NOTE: Amounts include capitalized interest. Discretionary CAPEX and smelter spending will be excluded from the free cash flow (as defined on slide 15) calculation for purposes of the performance-based payout framework. e= estimate. See Cautionary Statement. Other $1.0 ($ in bns) $1.7(2) $2.5(2) $2.7 $1.3(2) $1.1 $3.5 $1.5 $0.8(2) Planned Discretionary Planned Discretionary $1.0$1.1 $3.3 $1.4 Planned Discretionary Other Other Excluding Indonesia Smelter Projects CAPEX (1) 13

14 Indonesia Manyar Smelter Project Update New Greenfield Smelter is ~60% Complete with Commissioning Expected in 2024 NOTE: See slide 29 for additional details. Smelter Project Site View Northwest to Southeast Desalination Plant Refinery Smelter Stack Installation Steam Dryers Substation

Financial Policy: Performance-Based Payout Framework (1) Net debt equals consolidated debt less consolidated cash. Excludes $1.5 bn in net debt associated with the Indonesia smelter projects. (2) Available cash flows generated after planned capital spending (excluding Indonesia smelter projects funded with debt and discretionary CAPEX) and distributions to noncontrolling interests. (3) FCX has acquired 47.9 mm shares of its common stock for a total cost of $1.8 bn ($38.35 avg. cost per share) under program since November 2021. See Cautionary Statement. Board will review structure of performance-based payout framework at least annually 15 • Positioned for future growth • New projects in progress: Kucing Liar | Lone Star oxide expansion | Grasberg Mill recovery project | Atlantic Copper CirCular • Organic project pipeline: Leach initiatives | Bagdad 2X | Lone Star sulfide expansions | El Abra expansion Advance Organic Growth Opportunities Provide Cash Returns to Stockholders • ~50% free cash flow(2) to be returned to shareholders • $0.60/share in dividends expected for 2023, incl. $0.30/share base & $0.30/share variable • $3.2 bn(3) available under share repurchase program as of 4/20/23 Maintain Strong Balance Sheet • Net Debt/Adjusted EBITDA less than 1x as of 3/31/23 • $3 - $4 bn Net Debt target (excluding net debt for new smelter capacity in Indonesia) • Net Debt of $1.3 bn(1) as of 3/31/23

16 Responsible producer of scale Embedded growth options Long-lived reserves Experienced management team Cash returns to shareholders Strong balance sheet

Reference Slides

Recognition for Responsible Production • Assurance framework developed to demonstrate the copper industry’s responsible production practices • Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices • Copper Mark governed by independent board including NGO participation and multi-stakeholder advisory council • Framework covers 32 issue areas across 5 ESG categories developed by the Responsible Minerals Initiative’s Risk Readiness Assessment • The Copper Mark recently extended its framework to other base metals including molybdenum (“the Molybdenum Mark”) • FCX has achieved the Copper Mark at all 12 of its copper producing sites and has achieved the Molybdenum Mark at its two primary molybdenum mines and four copper mines that produce by-product molybdenum • Requires third-party assurance of site performance and independent Copper Mark validation every three years STATUS BY SITE: AWARDED Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ)* Cerro Verde mine (Peru)* Chino mine (NM) Climax mine (CO)** El Abra mine (Chile) El Paso refinery & rod mill (TX) Henderson mine (CO)** Miami smelter, mine & rod mill (AZ) Morenci mine (AZ)* PT-FI mine (Indonesia) Safford mine (AZ) Sierrita mine (AZ)* Tyrone mine (NM) LETTER OF COMMITMENT Fort Madison (IA) Rotterdam (Netherlands) Stowmarket (United Kingdom) Note: Status as of 04/20/2023 * Denotes Molybdenum Mark awarded for by-product production ** Denotes Molybdenum Mark for primary production See Cautionary Statement. The Copper Mark & Molybdenum Mark 19

20 2022 ESG Highlights $177 million invested in our communities 6 sites awarded Molybdenum Mark, including 4 in 2022 and 2 in early 2023 GHG emissions reduction targets established for Atlantic Copper and our primary molybdenum sites* 2030 HRIA completed human rights impact assessment for all 5 Arizona sites Global Tailings Standard progressed implementation at applicable tailings storage facilities in the Americas total water use efficiency achieved 89% WHC 15 of our sites certified gold by Wildlife Habitat Council for our biodiversity programs 99% of our employees are from the countries where we operate 12 sites Accelerating the Future, Responsibly. * In addition to the 2030 intensity reduction targets established for our Americas copper business in 2020 and PT-FI in 2021 ** At year-end 2022, 36.4% of FCX’s Board of Directors was women and following the appointment of Kathleen L. Quirk to the Board in February 2023, we currently have 41.7% women representation on our Board. Top 100 JUST companies in the U.S. by JUST Capital rankings 2023 S&P Global Sustainability Yearbook Member 100 Best Corporate Citizens in the U.S. in 2022 by 3BL Media in partnership with Institutional Shareholder Services Points of Light 2022 The Civic 50 list, recognizing the 50 most community- minded companies in the U.S. awarded Copper Mark, including 4 in 2022 and 1 in early 2023 41.7% of our Board of Directors is represented by women**

Financial Highlights Copper Consolidated Volumes, excluding purchases (mm lbs) 832 1,024 Average Realization (per lb) $ 4.11 $ 4.66 Site Production & Delivery Costs (per lb) $ 2.57 $ 2.03 Unit Net Cash Costs (per lb) $ 1.76 $ 1.33 Gold Consolidated Volumes (000’s ozs) 270 409 Average Realization (per oz) $1,949 $1,920 Molybdenum Consolidated Volumes (mm lbs) 19 19 Average Realization (per lb) $30.32 $19.30 1Q23 (1) Beginning on 1/1/2023, PT-FI's commercial arrangement with PT Smelting converted from a concentrate sales agreement to a tolling arrangement, which resulted in a change in timing of sales. As a result, ~110 mm lbs of copper and 110k ozs of gold from PT-FI’s 1Q23 production is deferred in inventory and will be sold in future periods. (2) Includes working capital and other uses of $0.5 bn for 1Q23 and $0.8 bn for 1Q22. (3) Includes $3.0 bn in senior notes issued by PT-FI in April 2022. (4) Includes $1.5 bn from PT-FI senior notes offering that is expected to be used to finance the Indonesia smelter projects. Revenues $ 5.4 $ 6.6 Net Income Attributable to Common Stock $ 0.7 $ 1.5 Diluted Net Income Per Share $ 0.46 $ 1.04 Operating Cash Flows $ 1.1 $ 1.7 Capital Expenditures $ 1.1 $ 0.7 Total Debt $ 9.6 $ 9.6 Consolidated Cash and Cash Equivalents $ 6.9 $ 8.3 (2) (in billions, except per share amounts) Sales Data Financial Results 1Q22 21 (3) (4) (1) (1)

1Q 2023 Mining Operating Summary (1) Includes 6 mm lbs from South America. (2) Silver sales totaled 1.0 mm ozs. (3) Beginning on 1/1/2023, PT-FI's commercial arrangement with PT Smelting converted from a concentrate sales agreement to a tolling arrangement, which resulted in a change in timing of sales. As a result, ~110 mm lbs of copper and 110k ozs of gold from PT-FI’s 1Q23 production is deferred in inventory and will be sold in future periods. Silver sales totaled 0.9 mm ozs. NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX’s consolidated financial statements, refer to “Product Revenues and Production Costs” in the supplemental schedules of FCX’s 1Q23 press release, which is available on FCX’s website. Site Production & Delivery, excl. adjs. $2.91 $2.54 $2.01 $2.57 By-product Credits (0.59) (0.53) (2.84) (1.10) Treatment Charges 0.13 0.18 0.37 0.20 Royalties & Export Duties - 0.01 0.38 0.09 Unit Net Cash Costs (Credits) $2.45 $2.20 $(0.08) $1.76 North South America America Indonesia Consolidated(per lb of Cu)1Q23 Unit Net Cash Costs (Credits) North America 1921 (1) Mo mm lbs 332332 Production Sales Cu mm lbs Indonesia (3) 198 329 266 402 South America 304 302 by Region Au 000 ozs Production and Sales From Mines for 1Q23 22 Production Sales Production Sales Production SalesProduction Sales (2)

23 (1) (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. (3) Estimates assume average prices of $2,000/oz for gold and $18/lb for molybdenum for 2Q23e - 4Q23e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (4) Production costs include profit sharing in South America and severance taxes in North America. 1,222 79 1,382 1,453 1.8 (2) North America IndonesiaSouth America by Region2023e Sales Mo mm lbs Cu mm lbs Au mm ozs (per lb of Cu) Site Production & Delivery (4) $2.91 $2.54 $1.70 $2.36 By-product Credits (0.40) (0.37) (2.48) (1.14) Treatment Charges 0.11 0.18 0.37 0.23 Royalties & Export Duties - 0.01 0.26 0.10 Unit Net Cash Costs (Credits) $2.62 $2.36 $(0.15) $1.55 2023e Unit Net Cash Costs (3) North South America America Indonesia Consolidated Cu mm lbs Cu mm lbs e = estimate. See Cautionary Statement. 2023e Operational Data

$0 $2 $4 $6 $8 2023 2024 2025 2026 2027 2028 Thereafter Strong Balance Sheet and Liquidity (US$ bns) $6.5 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes 3.875% Sr. Notes $0.7 4.55% Sr. Notes FCX Revolver $ - FCX/FMC Senior Notes 6.6 PT-FI Senior Notes 3.0 Total Debt $ 9.6 Consolidated Cash and Cash Eq. $ 6.9 Net Debt (1) $ 2.8 Net Debt/Adjusted EBITDA(2) 0.3x $ - at 3/31/23Total Debt & Cash $ - $ 1.4 (1) Includes $1.5 bn of net debt associated with the Indonesia smelter projects. (2) Trailing 12-months. (3) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. See Cautionary Statement. (3) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PT-FI Sr. Notes 5.315% & 6.2% PT-FI Sr. Notes Significant liquidity ▪ $6.9 bn in consolidated cash and cash equiv. ▪ $3.0 bn in availability under FCX credit facility ▪ $1.3 bn in availability under PT-FI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.55% Sr. Notes 4.125%, 4.375% Sr. Notes $1.0 Attractive Debt Maturity Profile 24 $ - In March 2023, FCX repaid its 3.875% Senior Notes totaling ~$1 bn at maturity.

2023e Outlook Sales Outlook Unit Net Cash Cost of Copper Operating Cash Flows (1,2) Capital Expenditures (1) Assumes average prices of $2,000/oz gold and $18/lb molybdenum for 2Q23e – 4Q23e. (2) Each $100/oz change in gold would have an approximate $140 mm impact and each $2/lb change in molybdenum would have an approximate $90 mm impact. (3) Including $0.3 billion of working capital and other sources. (4) Indonesia smelter projects are being funded with net proceeds from PT-FI’s senior notes offering and availability under its revolving credit facility. (5) Major projects CAPEX includes $1.3 bn for planned projects and $1.1 bn of discretionary projects. e = estimate. See Cautionary Statement. • Copper: 4.1 billion lbs • Gold: 1.8 million ozs • Molybdenum: 79 million lbs • ~$7 billion(3) @ $4.00/lb copper for 2Q23e – 4Q23e • Each 10¢/lb change in copper in 2Q23e – 4Q23e = $315 mm impact • Site prod. & delivery o 2023e: $2.36/lb o 2Q23e: $2.35/lb • After by-product credits (1) o 2023e: $1.55/lb o 2Q23e: $1.51/lb • $3.5 billion (excluding smelter projects(4)) o $2.4 billion for major projects(5) o $1.1 billion for other mining 25

NOTE: Consolidated copper sales include 243 mm lbs in 1Q23, 364 mm lbs in 2Q23e, 340 mm lbs in 3Q23e and 371 mm lbs in 4Q23e for noncontrolling interests; excludes purchased copper. 0 200 400 600 800 1000 1200 1Q23* 2Q23e 3Q23e 4Q23e 832 1,065 1,045 1,115 0 150 300 450 600 1Q23* 2Q23e 3Q23e 4Q23e 270 500 450 535 0 5 10 15 20 25 1Q23 2Q23e 3Q23e 4Q23e 19 20 20 20 NOTE: Consolidated gold sales include 74k ozs in 1Q23, 256k ozs in 2Q23e, 231k ozs in 3Q23e and 275k ozs in 4Q23e for noncontrolling interests. (million lbs) Copper Sales (million lbs) Moly Sales Gold Sales (thousand ozs) 2023e Quarterly Sales * Beginning January 1, 2023, PT-FI's commercial arrangement with PT Smelting converted to a tolling arrangement. In 1Q23, ~110 mm lbs of copper and ~110k ozs of gold from PT-FI’s production was deferred in inventory and will be sold in future periods. e = estimate. See Cautionary Statement. 26

Metal Production, 2022 – 2027e NOTE: Amounts are projections. Timing of annual production will depend on a number of factors, including operational performance and other factors. FCX's economic interest in PT-FI approximated 81.27% through 2022 and beginning January 1, 2023, FCX’s economic interest in PT-FI is 48.76%. PT-FI expects to defer production in inventory until final sale under its new tolling arrangement with PT Smelting (effective January 2023) and upon commencement of its Manyar smelter (expected in 2024).This is not expected to result in a significant change in PT-FI's economics but will impact the timing of PT-FI's sales. e = estimate. See Cautionary Statement. 1.6 1.6 1.7 1.6 1.6 1.6 1.8 1.9 1.9 1.6 1.3 1.3 2022 2023e 2024e 2025e 2026e 2027e Cu bn lbs Au mm ozs Total: 8.1 billion lbs copper Annual Average: ~1.6 billion lbs 2023e – 2027e Copper Total: 8.0 million ozs gold Annual Average: ~1.6 million ozs 2023e – 2027e Gold PT-FI Mine Plan 27

Discretionary Capital Projects* ● Commenced long-term mine development activities in 2022 ● Approximate 10-year development timeframe ● Sustain large-scale, low-cost Cu/Au production ● Capital investment: ~$400 mm/yr average (~$415 mm in 2023e) ● 6.8 bn lbs copper & 6.5 mm ozs gold o ~ 550 mm lbs & 560K ozs per annum Kucing Liar ● Recycle electronic material ● Capital investment: ~$330 mm (~$140 mm in 2023e) ● Expect to commission in 2024e; full rates in 2025e ● ~$60 mm per annum in incremental EBITDA Atlantic Copper CirCular Lone Star Oxide Expansion ● Low capital intensity investment ● Capital investment: ~$300 mm (~$120 mm in 2023e) ● Increase stacking rate: 95k t/d to 120k t/d ● Targeting ~300 mm lbs of copper/annum in 2023e o +50 mm lbs/yr of incremental production Grasberg Mill Recovery Project ● Installing new copper cleaner circuit ● Improved Cu concentrate grades/metal recoveries ● Capital investment: ~$470 mm (~$230 mm in 2023e) ● Targeted completion: 1H24e ● +60 mm lbs/yr & +40K ozs/yr of incremental Cu/Au *These discretionary projects and the Indonesia smelter projects will be excluded from the free cash flow calculation (defined on slide 15) for purposes of the performance-based payout framework. e = estimate. See Cautionary Statement. 28 ● Planning expansion to double concentrator capacity ● Conducting feasibility study; expected completion 2H23 ● Early works: ~$285 mm (~$190 mm in 2023e) Bagdad 2X Expansion

Oxygen Plant Smelter Refinery Acid Plant Admin Expansion Project General Layout Refinery Expansion Oxygen Plant Acid Plant Water TankCooling Pond Desal (1) Based on target price of $2.8 bn for construction contract (excludes capitalized interest, owner’s costs and commissioning) and $0.2 bn for investment in new desalinization plant for the smelter. Indonesia Downstream Processing Activities Precious Metals Refinery (PMR) • To be constructed to process gold and silver from Manyar smelter and PT Smelting • Construction is in progress with commission expected during 2024 • Cost estimate: ~$400 mm Greenfield Smelter (Manyar) • 1.7 mm mt of annual concentrate capacity • Designed to be world’s largest single line flash smelter/convertor facility • ~60% complete • Project expected to be commissioned in 2024 • Cost estimate: ~$3.0 bn (1) • 30% increase to existing smelter to add 300,000 mt of annual concentrate capacity • Completed commercial arrangements in 4Q21 • Target completion of YE 2023, ~70% complete • Cost estimate: ~$250 mm PT Smelting Expansion 29e = estimate. See Cautionary Statement. (2) Manyar smelter project expected to be funded with net proceeds from PT-FI’s senior notes offering and availability under its revolving credit facility. Capital spending on the Manyar smelter will be debt financed and will not be deducted from cash available for returns to FCX shareholders. Estimates exclude capitalized interest, owner’s costs and commissioning. Preliminary Estimate of Spending on Manyar Smelter & PMR (shared 51% PT Inalum/49% FCX)(2) $0.2 $0.8 $1.6 $0.8 2021 2022 2023e 2024e ($ in bns) Refinery Plant Extension

Adjusted EBITDA Reconciliation (1) Includes net adjustments to environmental obligations and litigation reserves ($56 mm in 1Q23 and $122 mm for the twelve months ended 3/31/2023) and asset impairments and contract cancellation costs ($20 mm in 1Q23 and $28 mm for the twelve months ended 3/31/2023). The twelve months ended 3/31/2023 also include adjustments to reclamation liabilities at PT-FI ($116 mm). (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently. ($ in mm) 12 mos ended 1Q23 3/31/2023 Net income attributable to common stock $663 $2,604 Interest expense, net 151 584 Income tax provision 499 1,942 Depreciation, depletion and amortization 399 1,929 Net gain on sales of assets - (2) Accretion and stock-based compensation 85 210 Other net charges (1) 80 290 Gain on early extinguishment of debt - (31) Other income, net (88) (264) Net income attributable to noncontrolling interests 386 1,020 Equity in affiliated companies’ net earnings (10) (26) FCX Adjusted EBITDA (2) $2,165 $8,256 30